Exhibit 99.1

KPMG LLP
Suite 1500
550 South Hope Street
Los Angeles, CA 90071-2629

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Prestige Financial Services, Inc. (the “Company”)

Wells Fargo Securities, LLC

J.P. Morgan Securities LLC

(together with the Company, the “Specified Parties”)

Re: Prestige Auto Receivables Trust 2016-2, Automobile Receivables-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of motor vehicle retail installment sale contracts, which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Receivables” means motor vehicle receivables evidenced by retail installment sales contracts executed by obligors in respect of a financed new or used retail motor vehicle.

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

Prestige Auto Receivables Trust 2016-2, Automobile Receivables-Backed Notes

October 4, 2016

•	The term “Data File” means an electronic data file, provided to us by the Company on September 27, 2016, containing certain information related to 16,624 Receivables and their related attributes as of August 31, 2016 (the “Cutoff Date”).

•	We were instructed by the Company to select a random sample of 100 Receivables (the “First Initial Batch of Selected Receivables”) from the Data File. As the Receivables procedures were performed at a date later than the cut-off date of the Data File, the Company selected the first 70 Receivables from the list of the First Initial Batch of Selected Receivables that had a positive Current Balance and were not 30 days or more delinquent as of August 31, 2016. These 70 Receivables constituted the “First Selected Receivables.” We were further instructed by the Company to select a random sample of 50 Receivables (the “Second Initial Batch of Selected Receivables”) from the Data File. As the Receivables procedures were performed at a date later than the cut-off date of the Data File, the Company selected the first 30 Receivables from the list of the Second Initial Batch of Selected Receivables that had a positive Current Balance and were not 30 days or more delinquent as of August 31, 2016. These 30 Receivables constituted the “Second Selected Receivables.” The term “Selected Receivables” means the combined list of the First Selected Receivables and the Second Selected Receivables. A listing of the Selected Receivables is attached hereto as Exhibit A.

•	The term “Receivable File Documents” refers to any file containing some or all of the following documents: Installment Sale Contract, Title Document, and screenshots from the Company’s servicing system. We make no representation regarding the validity or accuracy of these documents.

•	The term “Title Document” means the Notice of Security or Lien Filing, the Application for Certificate of Title and Registration, the Lien Receipt, the Title Lien Statement, the Electronic Title Copy, or the Certificate of Title.

The Company is responsible for the Data File.

At the request of the Specified Parties, for each of the Selected Receivables, we compared the attributes listed in the table below contained in the Data File to the corresponding information appearing on or derived from a copy of the applicable Receivable File Document(s). The Specified Parties indicated that the absence of any of the Receivable File Documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File Documents or other information for each of the attributes identified, constituted an exception.

Attributes	Receivable File Document(s)
Account Number	Installment Sale Contract

Borrower Last Name	Installment Sale Contract or the Company’s servicing system

Original Amount Financed	Installment Sale Contract

Original Interest Rate	Installment Sale Contract

Prestige Auto Receivables Trust 2016-2, Automobile Receivables-Backed Notes

October 4, 2016

Attributes	Receivable File Document(s)
Current Interest Rate	The Company’s servicing system

Original Term	Installment Sale Contract

Payment Amount	Installment Sale Contract

Obligor State	Installment Sale Contract or the Company’s servicing system

Vehicle Make	Installment Sale Contract

Model Year	Installment Sale Contract

New/Used Vehicle	Installment Sale Contract

Vehicle Identification Number (“VIN”)	Installment Sale Contract

Presence of a Title Document	Title Document

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable File Document(s), except as noted in Exhibit B attached hereto. There were no conclusions that resulted from these procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File or provided by the Company, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons described herein, (ii) the reliability or accuracy of the Receivable File Documents, information contained in the servicing system, the Data File or other documents furnished to us, by the Company, instructions provided by the Company, which were used in our procedures, or Receivables selection procedures performed by the Company, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer or that Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

Prestige Auto Receivables Trust 2016-2, Automobile Receivables-Backed Notes

October 4, 2016

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Prestige Financial Services, Inc., Wells Fargo Securities, LLC, and J.P. Morgan Securities LLC, and is not intended to be and should not be used by any other person or entity, including investors and NRSRO’s, who are not identified in this report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

October 4, 2016

Exhibit A

The Selected Receivables

Selected Receivable #	Selected Receivable ID	Selected Receivable #	Selected Receivable ID	Selected Receivable #	Selected Receivable ID	Selected Receivable #	Selected Receivable ID
1	2016001	26	2016026	51	2016051	76	2016076
2	2016002	27	2016027	52	2016052	77	2016077
3	2016003	28	2016028	53	2016053	78	2016078
4	2016004	29	2016029	54	2016054	79	2016079
5	2016005	30	2016030	55	2016055	80	2016080
6	2016006	31	2016031	56	2016056	81	2016081
7	2016007	32	2016032	57	2016057	82	2016082
8	2016008	33	2016033	58	2016058	83	2016083
9	2016009	34	2016034	59	2016059	84	2016084
10	2016010	35	2016035	60	2016060	85	2016085
11	2016011	36	2016036	61	2016061	86	2016086
12	2016012	37	2016037	62	2016062	87	2016087
13	2016013	38	2016038	63	2016063	88	2016088
14	2016014	39	2016039	64	2016064	89	2016089
15	2016015	40	2016040	65	2016065	90	2016090
16	2016016	41	2016041	66	2016066	91	2016091
17	2016017	42	2016042	67	2016067	92	2016092
18	2016018	43	2016043	68	2016068	93	2016093
19	2016019	44	2016044	69	2016069	94	2016094
20	2016020	45	2016045	70	2016070	95	2016095
21	2016021	46	2016046	71	2016071	96	2016096
22	2016022	47	2016047	72	2016072	97	2016097
23	2016023	48	2016048	73	2016073	98	2016098
24	2016024	49	2016049	74	2016074	99	2016099
25	2016025	50	2016050	75	2016075	100	2016100

(*)	The Company has assigned a unique seven digit Receivable Number to each Receivable in the Data File. The Selected Receivable IDs referred to in this Exhibit are not the actual Receivable Numbers.

Exhibit B

Exceptions List

Selected Receivable #	Selected Receivable ID	Attribute	Per Data File	Per Receivable File Document
56	2016056	Model Year	2913	2013
68	2016068	New/Used Vehicle	Used	New
85	2016085	Original Interest Rate	19.25%	19.40%
85	2016085	Payment Amount	$377.88	$379.09